PROXY STATEMENT
                           OF WESTMORELAND COAL

                     Securities and Exchange Commission
                          Washington D.C. 20549

                        SCHEDULE 14a INFORMATION
             Proxy Statement Pursuant to Sections 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
      [  ]  Preliminary Proxy Statement
      [  ]  Confidential, for use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [  ]  Definitive Proxy Statement
      [  ]  Definitive Materials
      [X ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12
__________________________________________________________________

                       Westmoreland Coal Company
__________________________________________________________________

             (Name of Registrant as Specified in Its Charter)

              Westmoreland Committee To Enhance Share Value

__________________________________________________________________

              (Name of Person(s) Filing Proxy Statement,
               if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[  ]  Fee computer on table below per Exchange Act Rules 14a-6(i)(l) and
0-11.
        (1)  Title of each class of securities to which transaction applies:
        __________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:
        __________________________________________________________________
        (3) Per Unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11:
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        (4) Proposed maximum aggregate value of transaction:
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        (5) Total fee paid:
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        (1)  Amount Previously Paid:
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        (3)  Filing Party:
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        (4)  Date Filed:
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1 Set forth the amount on which the filing fee is calculated and state how it was determined.

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